Risk Management (Details) - Schedule of Breakdown of Bank's Fixed Income by Levels - CLP ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Schedule of Breakdown of Bank's Fixed Income by Levels [Abstract]
Level 1: cash and cash equivalent	$ 1,969,547	$ 1,453,265
Level 2: fixed income	6,072,282	5,424,452
Level 2: fixed income	6,240	8,066
Total	$ 8,048,069	$ 6,885,783